SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Techpoint, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

(408) 324-0588

April 23, 2021

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Techpoint, Inc. that will be held on Thursday, June 3, 2021, at 10:00 a.m., Pacific Time, at the Company’s offices in San Jose at 2550 N. First Street #550, San Jose, CA 95131.

The Company intends to hold its Annual Meeting in person. However, the Company is actively monitoring the COVID-19 situation and is sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold its Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If the Company takes this step, the Company will announce the decision to do so in advance by filing Definitive Additional Materials with the Securities and Exchange Commission along with notice of the change(s) to the Annual Meeting, and details on how to participate will be available at http://www.astproxyportal.com/ast/21723/.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please vote promptly to ensure that your shares will be represented. Your shares cannot be voted unless you sign, date and return the enclosed proxy, submit your proxy on the internet, or attend the Annual Meeting in person.

A copy of the Company’s 2020 Annual Report on Form 10-K is also enclosed.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Fumihiro Kozato

President and Chief Executive Officer

Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

___________________________

Notice of Annual Meeting of Stockholders

to be held Thursday, June 3, 2021

___________________________

To the Stockholders of Techpoint, Inc.:

The Annual Meeting of Stockholders of Techpoint, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices in San Jose at 2550 N. First Street #550, San Jose, CA 95131, on Thursday, June 3, 2021, at 10:00 a.m., Pacific Time, for the following purposes:

1.	To elect the six nominees named in the proxy statement to the Company’s Board of Directors; and
2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The Company intends to hold its Annual Meeting in person. However, the Company is actively monitoring the COVID-19 situation and is sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold its Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If the Company takes this step, the Company will announce the decision to do so in advance by filing Definitive Additional Materials with the Securities and Exchange Commission along with notice of the change(s) to the Annual Meeting, and details on how to participate will be available at http://www.astproxyportal.com/ast/21723/.

Stockholders of record as of the close of business on April 6, 2021 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote as soon as possible. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person. You may vote by internet, or by mailing the enclosed proxy card or voting instruction form. Please review the instructions on page 2 of the Proxy Statement and your proxy card or voting instruction form that you received in the mail regarding each of these voting options.

By Order of the Board of Directors

Fumihiro Kozato

President and Chief Executive Officer

San Jose, California

April 23, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 3, 2021.

The Proxy Statement and Annual Report are available at http://www.astproxyportal.com/ast/21723/.

Techpoint, Inc.

2550 N. First Street, #550

San Jose, CA 95131

___________________________

Proxy Statement

___________________________

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Techpoint, Inc., a Delaware corporation (“we,” “us,” “our,” “Techpoint” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held on Thursday, June 3, 2021, at 10:00 a.m., Pacific Time, and any postponement or adjournment thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying proxy materials are being mailed to stockholders on or about April 23, 2021. The Company plans to announce preliminary voting results at the Annual Meeting and will report final voting results on Form 8-K within four days of the Annual Meeting. Stockholders are encouraged to vote and submit proxies in advance of the Annual Meeting by mail or internet as early as possible to avoid COVID-19 related processing delays.

Questions and Answers about

the Proxy Materials and the Annual Meeting

What proposals will be voted on at the Annual Meeting?

Two proposals will be voted on at the Annual Meeting:

•	The election of the six nominees named in the proxy statement to the Company’s Board of Directors; and
•	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

What are the Board’s recommendations?

Our Board of Directors recommends that you vote:

“FOR” the election of each of the nominated directors; and

“FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record at the close of business on April 6, 2021 (the “Record Date”) may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.” The Proxy Statement, Annual Report and proxy card have been sent directly to you by Techpoint.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Proxy Statement, Annual Report and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote?

You may vote using any of the following methods:

•

By Mail - Stockholders of record may submit proxies by completing, signing and dating the proxy card received and returning it in the prepaid envelope enclosed with the proxy card. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the election of the nominees for director and “FOR” the ratification of the independent registered public accounting firm for the year ending December 31, 2021. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

•

By Internet - Stockholders of record may submit proxies by following the internet voting instructions provided on their proxy cards. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Time, the day before the meeting date.

•

In Person at the Annual Meeting - Shares held in your name as the stockholder of record might have been voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. The Company is actively monitoring the COVID-19 situation and is sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold its Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If the Company takes this step, the Company will announce the decision to do so in advance by filing Definitive Additional Materials with the SEC along with notice of the change(s) to the Annual Meeting, and details on how to participate will be available at http://www.astproxyportal.com/ast/21723/. Even if you plan to attend the Annual Meeting in this alternative arrangement, we recommend that you also submit your proxy or voting instructions or vote on the internet so that your vote will be counted if you later decide not to attend the meeting.

If I hold Japanese Depositary Shares (“JDS”) how do I vote my shares?

You may instruct Mitsubishi UFJ Trust and Banking Corporation and The Master Trust Bank of Japan, Ltd. (collectively, the “Trustees”) to vote the shares of common stock underlying your JDS. Otherwise, you will not be able to exercise your right to vote unless you withdraw the shares of common stock underlying your JDS. However, you may not have sufficient time to withdraw the shares of common stock underlying your JDS in time for this annual meeting of stockholders. In order to be eligible to vote common stock directly at this Annual Meeting, you must withdraw your shares of common stock underlying your JDS before the Record Date.

The Trustees will notify you of an upcoming vote and arrange to deliver voting materials to you. The materials will include (1) a notice of the stockholders’ meeting which will be prepared for you by the Trustees and an instruction regarding exercise of voting rights, or a document which is prepared for you by the Trustees containing matters to be consented or delegated to a proxy and an instruction on consent or a proxy, (2) a document explaining that you will be entitled to instruct the Trustees how to vote the shares underlying your JDS pursuant to laws, the provisions of our trust agreement with the Trustees, or our amended and restated certificate of incorporation and bylaws and (3) a document briefly explaining procedures surrounding the voting rights. For instructions to be valid, we will notify the Trustees in writing of the date of the stockholders’ meeting within a reasonable amount of time. The Trustees will vote or have its agents vote the shares of common stock underlying your JDS in accordance with the voting instructions received from you (including deemed instructions to give a discretionary proxy to a person designated by us in accordance with the next paragraph) unless they judge that such voting and instruction conflicts with laws, the provisions of our trust agreement with the Trustees, or our amended and restated certificate of incorporation and bylaws. The Trustees will only vote or attempt to vote as you instruct, or are deemed to have instructed.

We cannot assure you that you will receive the voting materials in time to ensure that you can instruct the Trustees to vote the common stock underlying your JDS. In addition, the Trustees and its agents are not responsible for failing to carry out voting instructions or for the manner of carrying out voting instructions. This means that you may not be able to exercise your right to vote and there may be nothing you can do if the common stock underlying your JDS is not voted as you requested.

In order to give you a reasonable opportunity to instruct the Trustees how to vote the shares of common stock underlying your JDS, we will try to give the Trustees notice of any such meeting and details concerning the matters to be voted upon sufficiently in advance of the meeting date.

Do JDS count for purposes of voting results?

If your instructions to the Trustees are valid and timely received, your JDS will count for purposes of voting results.

Will JDS be counted for purposes of establishing a quorum?

If the Trustees receive an instruction document without clear or specific instruction, the Trustees shall deem such instruction document to be a blank vote under the provisions of our trust agreement, unless the voting materials that are distributed to you specify how your JDS will be voted absent specific or clear instructions. A blank vote is similar to an abstention, meaning the vote shall count only for purposes of establishing a quorum, but not counted toward the outcome of the vote.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are a stockholder of record and submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later‑dated proxy. If you submitted your proxy on the internet, you may change your vote or revoke your proxy with a later internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

If you are a beneficial owner of shares held in street name and you wish to change or revoke your vote, please refer to the voting instructions provided with this proxy statement or contact your broker, bank or nominee.

How are votes counted?

For Proposal 1, the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For Proposal 2, the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.” An abstention has the same effect as a vote “AGAINST” the proposal.

If you provide specific instructions, your shares will be voted as you instruct, subject to the disclosures above if you hold JDS. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors (“FOR” each of the nominees to the Board of Directors and “FOR” the ratification of BDO USA, LLP as our independent registered public accounting firm, and in the discretion of the proxy holders on any other matters that may properly come before the meeting).

What vote is required to approve each item?

For Proposal 1, the election of directors, the six nominees for director who receive the most votes “FOR” election will be elected, assuming the presence of a quorum.

Proposal 2 requires the affirmative “FOR” vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote. Abstentions have the same effect as votes “AGAINST” this proposal.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal and are therefore not counted towards a quorum for the purpose of that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 17,770,130 shares of our common stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How are proxies solicited?

Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the owners of our common stock. At this time, we have not engaged a proxy solicitor. If we do engage a proxy solicitor, we will pay the customary costs associated with such engagement.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees

Our Bylaws provide that our Board shall consist of no less than four and no more than seven members, with the exact number of members within the variable range to be fixed from time to time by resolution of the Board. Currently, our Board is fixed at six members. As of April 23, 2021, all six directors on our Board serve with terms ending at the Annual Meeting. On March 24, 2021, Mr. Koji Mori submitted to the Board his resignation as a member of the Board and any committees thereof, effective immediately. The Board appointed Noriko Endo, Ph.D. (also known as Noriko Tsujihiro) to serve as a member of the Board on March 24, 2021, effective immediately. The Board has nominated Mr. Kozato, Dr. Kuo, Mr. Liu, Mr. Cochran and Dr. Aoshima for re-election, and Dr. Endo for election to the Board, each to hold office until the Annual Meeting in 2022 and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

We know of no reason why any nominee may be unable to serve as a director. If any nominee becomes unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or the Board increases the number of directors, then the Board may fill the vacancy.

Names of the nominees and certain biographical information as of April 23, 2021 are set forth below:

Name	Age	Position with the Company	Director Since
Fumihiro Kozato	61	President and Chief Executive Officer and Director	2012
Feng Kuo, Ph.D.	63	Chief Technology Officer and Director	2018
Fun-Kai Liu	67	Director	2012
Robert Cochran	63	Director	2016
Yaichi Aoshima, Ph.D.	56	Director	2016
Noriko Endo, Ph.D.	52	Director	2021

Fumihiro Kozato has been our President and CEO and served as a director since founding the Company in 2012. Mr. Kozato is the former founder and CEO of Techwell, Inc., a publicly traded semiconductor company that was founded in 1997 focusing on mixed-signal integrated circuits for video surveillance and automotive entertainment applications that was sold to Intersil Corporation in 2010. Between 2010 and 2012, Mr. Kozato pursued other interests. From 1994 to 1996, Mr. Kozato was the President of Sigmax, a start-up company based in Silicon Valley developing CD-ROM controller chips that was sold to Adaptec in 1996. From 1987 to 1994, Mr. Kozato was the Business Control Manager of the electronics division at Ricoh USA, part of a large Japanese electronics conglomerate, where he was responsible for Ricoh’s U.S. semiconductor business. Mr. Kozato started his career at Tomen, a large Japanese trading company. Mr. Kozato holds a B.S. in Mathematics from U.C. Santa Barbara. We believe that Mr. Kozato is qualified to serve as a member of our Board of Directors because of the perspective and experience he brings as our President and CEO, his industry experience and his deep knowledge of our products, target markets and operations.

Feng Kuo, Ph.D. has been the Company’s CTO since October 2012 and has served as a director since 2018. Before that, Dr. Kuo served as the Vice President of Engineering at Intersil following its acquisition of Techwell in 2010 and where he had served as CTO from 1998 to 2010. From 1994 to 1996, Dr. Kuo was the VP of Engineering of Sigmax prior to its acquisition by Adaptec. From 1991 to 1994, Dr. Kuo was a Product Manager at Seiko, where he designed a variety of analog and mixed-signal semiconductors. Dr. Kuo started his career at Hypres, a superconductor IC Company. Dr. Kuo holds a B.S. in Electrical Engineering from National Taiwan University and an M.S. and a Ph.D. in Electrical Engineering from Stony Brook University. We believe that Dr. Kuo is qualified to serve as a member of our Board of Directors due to his deep technical expertise, his insights into our target markets, target customers and product strategy and his prior experience in serving as an executive officer in publicly traded companies.

Fun-Kai Liu has served on our Board since 2012. Since 2005, Mr. Liu has been an angel investor focusing on Silicon Valley startups. Mr. Liu served at Tvia, Inc., a publicly traded developer of semiconductor and software products targeted for the advanced television and emerging display markets, as Chief Executive Officer from its founding in 1995 through 2001 and as Chairman of the board through 2005. From its founding in 1989 through 1994, Mr. Liu served as the Chairman and Chief Executive Officer of OPTi Inc., a publicly traded manufacturer of core logic chip sets for the personal computer market. He received a B.S. in Electrical Engineering from National Cheng-Kung University in Taiwan, an M.S. in Computer Science from Santa Clara University and an M.S. in Electrical Engineering from Ohio State University. We believe that Mr. Liu is qualified to serve as a member of our Board of Directors due to the perspective and experience he has acquired from industry experience and his service as a CEO and director of public companies.

Robert Cochran has served on our Board since January 2016. Mr. Cochran is currently the Executive Vice President, Legal and Corporate Collaboration of A10 Networks, Inc. (NYSE: ATEN), an application security company, where he has worked since January 2012 and served as a member of its board of directors from April 2012 to November 2018. From January 1993 to January 2012, Mr. Cochran was principal of a boutique law firm in Woodside, California, specializing in the representation of emerging technology companies. From 2004 to 2010, Mr. Cochran served as a director of Techwell, Inc.  Mr. Cochran presently serves as a member of the Board of Trustees, chair of the finance committee and Treasurer of a non-profit, the Marin Waldorf School, based in San Rafael, California.  Mr. Cochran holds a J.D. from Harvard Law School and an A.B. from Harvard University. We believe that Mr. Cochran is qualified to serve as a member of our Board of Directors due to the perspective and experience he has acquired from counseling growth companies and his service as a director of public and private companies.

Yaichi Aoshima, Ph.D. has served on our Board since July 2016. Since 1999, Dr. Aoshima has been an Associate Professor and Professor at the Institute of Innovation Research at Hitotsubashi University in Japan, focusing on new product development, organization theory, and technology management. Dr. Aoshima holds a Ph.D. in Management from Massachusetts Institute of Technology, an M.A. in Commerce and Management from Hitotsubashi University, and an undergraduate degree in Commerce and Management from Hitotsubashi University. Since June 2015, Dr. Aoshima has also served as a director of NS Solutions, a subsidiary of Nippon Steel and Sumitomo Metal in Japan. We believe that Dr. Aoshima is qualified to serve as a member of our Board of Directors due to the perspective and experience he has acquired from extensive experience in product development and technology management, and his experience serving on the board of a Japanese company.

Noriko Endo, Ph.D. has served as a project professor at Keio University since April 2015, where she manages research projects on economic security, and has served as director of E4 Strategies, an energy, environment and economy consulting firm, since January 2013. Dr. Endo currently serves on the board of directors of Ain Holdings, Inc. (TSE: 9627), a company that operates and franchises pharmacies, since June 2018, Hankyu-Hanshin Holdings, Inc. (TSE: 9042, OSE: 9042), a company conducting business in various industries such as travel, real estate, transportation, entertainment, and information and communications technology, since June 2019, and VLC Holdings, Inc. (NSE: 2467), a company that provides marketing research services, since June 2019. Dr. Endo holds a B.S. in Economics and Business from Rikkyo University and a Ph.D. in Energy Science from Kyoto University. We believe that Dr. Endo is qualified to serve as a member of our Board of Directors due to the perspective and experience she has acquired from research and consulting, and her experience serving on the boards of Japanese companies.

There are no family relationships among any of our directors or executive officers.

Required Vote

Directors are elected by a plurality vote, which means that the six nominees receiving the most affirmative votes will be elected. Proxies marked “WITHHELD” will not affect the election of a candidate who receives a plurality of votes. The election of directors is a matter on which a broker or other nominee is generally not empowered to vote using discretion, and therefore, broker non-votes may exist but will have no effect on the outcome of the election of nominees for director. Stockholders may not cumulate votes in the election of directors.

The Board of Directors Recommends a Vote “FOR” the Election as Director for Each of the Nominees Set Forth Above.

Director Nominations

The Board of Directors nominates directors whose term is scheduled to expire at the next annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination or election.

The Nominating and Corporate Governance Committee evaluates and selects candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management, accounting, finance, or marketing, or industry and technology knowledge, that may be useful to the Company and the Board of Directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee also believes that service as a director of other public companies provides experience and perspective that may be useful to the Company and the Board of Directors. Although the Company has no formal diversity policy for board members, the Board of Directors and the Nominating and Corporate Governance Committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees.

The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the board of directors to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission, or SEC, rules, and that a majority of the members of the board meet the definition of “independent director” under applicable SEC rules. The Nominating and Corporate Governance Committee believes it appropriate for certain key members of our management - currently, our Chief Executive Officer and our Chief Technology Officer - to participate as members of the Board of Directors.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or if a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, then the Nominating and Corporate Governance Committee will consider various candidates for board membership, including those suggested by the committee members, by other board members, by any search firm engaged by the Nominating and Corporate Governance Committee and by stockholders. Each of the nominees is a member of the Board of Directors standing for re-election as a director.

A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify the Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, in the event that no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary date of the preceding year’s annual meeting of stockholders, notice by the stockholder to be timely must be so received by our Secretary not later than the close of business on the later of (1) the 90th day prior to the date of the scheduled annual meeting and (2) the 10th day following the earlier to occur of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which public announcement of the date of such scheduled annual meeting was first made. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Techpoint, Inc., 2550 N. First Street, #550, San Jose, California 95131. You may obtain a copy of the full text of this provision of the Bylaws by writing to our Secretary at the above address.

Director Independence

Our common stock is listed on the Mothers market of the Tokyo Stock Exchange. Because our common stock is not listed on a U.S. national securities exchange or an inter-dealer quotation system, the rules of the SEC require that we identify which of our directors is independent using a definition for independence for directors of a national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board of Directors be independent. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, with us, our senior management and our independent registered public accounting firm, our Board has determined that, four of our directors, Messrs. Cochran and Liu, Drs. Aoshima and Endo, are independent directors using the definition for director independence of the New York Stock Exchange and applicable SEC rules. Mr. Kozato and Dr. Kuo are not considered independent as they are employed as our Chief Executive Officer and Chief Technology Officer, respectively. Mr. Mori was also considered independent while he served as a member to the Board during 2020.

Board Meetings

The Board of Directors held six meetings during 2020. Each director attended 100% of the aggregate number of meetings held by the Board of Directors and of the committees on which such director served. The independent directors meet in executive sessions at regularly scheduled meetings of the Board of Directors without the participation of the Chief Executive Officer, Chief Technology Officer, or other members of management. We do not have a policy that requires the attendance of directors at the Annual Meeting. Mr. Kozato attended the 2020 annual meeting.

Board Committees

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each director who serves on the Audit, Compensation, and Nominating and Corporate Governance Committees is “independent,” as that term is defined by applicable rules of the SEC, and has adopted written charters for each of these committees. The charters of the Audit, Compensation and, Nominating and Corporate Governance Committees are available on the Investor Relations section of our website at www.techpointinc.net under the Investor Relations tab.

Audit Committee and Financial Expert

During 2020, the members of the Audit Committee were Robert Cochran (Chair), Fun-Kai Liu and Koji Mori. On March 24, 2021, Koji Mori resigned from the Audit Committee and Noriko Endo was appointed to the Audit Committee. The Audit Committee held five meetings during 2020. Our audit committee oversees our corporate accounting and financial reporting process and assists our Board of Directors in oversight of the integrity of our financial statements, our compliance with certain legal and regulatory requirements, our independent auditor’s qualifications, independence and performance, and our internal accounting and financial controls. Our Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent auditor. The Board of Directors has determined that Mr. Cochran is qualified as an “audit committee financial expert” under the definition outlined by the SEC.

Compensation Committee

During 2020, the members of the Compensation Committee were Fun-Kai Liu (Chair), Koji Mori and Robert Cochran. On March 24, 2021, Koji Mori resigned from the Compensation Committee and Noriko Endo was appointed to the Compensation Committee. The Compensation Committee did not hold any meetings during 2020. However, the members of our Compensation Committee led discussions regarding executive compensation during our regularly scheduled meetings of our Board, including discussions held in executive sessions with only independent directors present. Our Compensation Committee oversees our compensation policies, plans and benefits programs and assists our Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation. In addition, our Compensation Committee reviews and makes recommendations to our Board of Directors with respect to our major compensation plans, policies and programs and assesses whether our compensation structure establishes appropriate incentives for officers and employees. The Compensation Committee also reviews and recommends directors’ compensation to the full Board of Directors. The Compensation Committee has the sole authority to select, retain, terminate and approve the fees and other retention terms of consultants as it deems appropriate to perform its duties.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Fun-Kai Liu (Chair), Robert Cochran and Yaichi Aoshima. The Nominating and Corporate Governance Committee held one meeting in 2020. The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of the Board of Directors and its committees. In addition, our Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to our Board of Directors on matters concerning corporate governance and conflicts of interest.

Corporate Governance

Board Leadership Structure and Role in Risk Oversight

Mr. Kozato is our chairman and Chief Executive Officer. Our Board of Directors is responsible for overseeing the overall risk management process at our Company. The responsibility for managing risk rests with executive management while the committees of the board and the Board of Directors as a whole participate in the oversight process. The Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The Board of Directors considers strategic risks and opportunities and regularly receives reports from executive management regarding specific aspects of risk management. Our Board of Directors has chosen not to appoint a lead independent director at this time in view of the active roles assumed by our independent directors.

Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Techpoint, Inc., 2550 N. First Street, #550, San Jose, California 95131. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Secretary will review any communications received from a stockholder and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the board based on the subject matter.

Certain Relationships and Related Transactions

Aside from the compensation arrangements of our directors and named executive officers discussed elsewhere in this Proxy Statement, we have not entered into any transactions since January 1, 2020 in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or entities affiliated with, or immediate family members of, any of the foregoing, had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Related Party Transaction Approval

We have adopted a written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent members of our Board of Directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Director Compensation

The following table sets forth the cash amounts and the value of other compensation earned by our non-employee directors for their service in 2020:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Total ($)
Fun-Kai Liu	—	34,731	34,731
Koji Mori	—	34,731	34,731
Robert Cochran	—	34,731	34,731
Yaichi Aoshima, Ph.D.	—	34,731	34,731

(1)

Amounts represent the aggregate fair value of the stock awards computed as of the grant date of each award in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) for financial reporting purposes, rather than amounts paid to or realized by the named individual. As set forth in Item 8 in the Notes to Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2020, the fair value of a restricted stock unit is determined based on the fair value of our common stock on the date of grant.

(2)	Amounts are calculated using the number of shares of common stock subject to restricted stock units granted to our non-employee directors in 2020 set forth in the following table.

Name	Number of Shares (#)
Fun-Kai Liu	7,500
Koji Mori	7,500
Robert Cochran	7,500
Yaichi Aoshima, Ph.D.	7,500

Employee directors do not receive any cash compensation for service as a member of our Board of Directors.

Non-employee directors receive nondiscretionary, automatic grants of restricted stock units under our 2017 Stock Incentive Plan (the “2017 Plan”). A non-employee director will be automatically granted, on an annual basis, stock units with respect to 7,500 shares. A non-employee director who is initially elected or appointed to our Board of Directors other than on the date of an annual meeting of stockholders will receive a pro-rated grant of stock units to reflect such non-employee director’s partial year of service. The stock units will vest on the first anniversary of the date of grant or, if earlier, the date of our next annual meeting of stockholders following the date of grant. The stock units will become vested if a change in control of the Company occurs during the non-employee director’s service. We reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at board and committee meetings.

On June 4, 2020, at the 2020 annual stockholder meeting, each of our non-employee directors was granted restricted stock units of 7,500 shares in consideration for their service as a director, that vest on the first anniversary of the date of grant. In 2021, the Board approved an increase in the number of restricted stock units granted to non-employee directors from 7,500 shares to 9,000 shares, effective June 3, 2021.

Executive Officers of the Registrant

Our executive officers are elected by our Board and serve at the discretion of our Board. Our executive officers as of April 23, 2021 are as follows:

Name	Age	Position with the Company
Fumihiro Kozato	61	President and Chief Executive Officer and Director
Feng Kuo, Ph.D.	63	Chief Technology Officer and Director
Maureen A. Monahan	57	Chief Financial Officer and Vice President of Administrations

Biographical information for Mr. Kozato and Dr. Kuo are set forth above under “Directors and Nominees.”

Maureen A. Monahan, 57, has served as our Chief Financial Officer and Vice President of Administrations since November 2020, and our Corporate Controller from September 2020 to November 2020. Prior to joining us, Ms. Monahan served as a consultant for Resources Connection, Inc. (“RGP”). Prior to her role at RGP, Ms. Monahan served in various positions including Vice President of Finance at Complete Genomics, Inc from 2008 to January 2016, and as Corporate Controller at Techwell, Inc., a semiconductor company, from 2005 to 2008. Ms. Monahan holds a B.S. in Commerce and an MBA from Santa Clara University, and is a Certified Public Accountant.

Executive Compensation

The following table sets forth information concerning the total compensation our President and Chief Executive Officer, Chief Technology Officer and Chief Financial Officers who we refer to as our named executive officers, earned for services rendered to us in all capacities during the years ended December 31, 2020 and December 31, 2019.

Summary Compensation Table

Name and Principal Position		Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Fumihiro Kozato		2020	128,750	25,750	—		—	—	154,500
President and Chief Executive Officer		2019	128,750	—	—		—	—	128,750
Maureen A. Monahan	(2)	2020	46,432	4,250	289,250	(3)	—	—	339,932
Chief Financial Officer, and Vice President of Administrations		2019	—	—	—		—	—	—
Feng Kuo, Ph.D.		2020	128,750	25,750	—		—	—	154,500
Chief Technology Officer		2019	128,750	—	—		—	—	128,750
Mark Voll	(4)	2020	139,204	—	—		—	—	139,204
Chief Financial Officer, and Vice President of Administrations		2019	42,500	—	631,260	(5)	—	—	673,760

(1)

Amounts represent the aggregate fair value of the awards computed as of the grant date of each award in accordance with Topic 718 for financial reporting purposes, rather than amounts paid to or realized by the named individual. Our assumptions with respect to the calculation of these values are set forth in Item 8 in the Notes to Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. There can be no assurance that the value on restricted stock units will approximate the fair value as computed in accordance with Topic 718. The fair value of a restricted stock unit is determined based on the fair value of our common stock on the date of grant.

(2)	Ms. Monahan has served as Chief Financial Officer and VP of Administrations since November 2020.
(3)	Ms. Monahan was granted 65,000 restricted stock units in November 2020.
(4)	Mr. Voll served as our Chief Financial Officer from October 2019 to October 2020.
(5)

Mr. Voll was granted 80,000 restricted stock units in November 2019. As of December 31, 2020, 16,000 shares were vested and     64,000 shares were canceled upon termination of his employment with the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning equity awards our named executive officers held, as of December 31, 2020.

	Stock Options (1)						Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
Fumihiro Kozato	6/27/2017	(4)	82,800	25,200	$2.93	6/27/2027	—	$-
Maureen A. Monahan	11/4/2020	(5)	—	—	—	—	65,000	$427,681
Feng Kuo, Ph.D.	6/27/2017	(4)	67,470	20,530	$2.93	6/27/2027	—	$-

(1)

The options have a term of ten years, subject to earlier termination in certain events relating to termination of employment. If an option holder is terminated without “cause” or resigns for “good reason” (each as defined in the applicable option agreement) within 12 months of a change in control, 100% of the shares subject to the option shall vest immediately prior to such termination or resignation.

(2)	Includes options that may be early exercised in exchange for unvested shares.

(3)

The market value of stock awards that have not vested is calculated by multiplying the number of shares or units of stock that have not vested by $6.58, which was calculated based on the per share closing price of our JDS on December 30, 2020 of ¥681.0, the last trading day of the year ended December 31, 2020, using the Telegraphic Transfer Middle Rate quoted by Mitsubishi UFJ Financial Group’s official index as of December 30, 2020.

(4)

The options have a term of ten years, subject to earlier termination in certain events relating to termination of employment. If an option holder is terminated without “cause” or resigns for “good reason” (each as defined in the applicable option agreement) within 12 months of a change in control, 100% of the shares subject to the option shall vest immediately prior to such termination or resignation.

(5)

Ms. Monahan was granted 65,000 restricted stock units on November 4, 2020, of which 1/5th of the total number of shares vest after one year and the remaining shares vest at a rate of 1/20th quarterly thereafter, subject to continued employment.

From time to time, our executive officers and directors may enter into written trading plans pursuant to Rule 10b5‑1 of the Securities and Exchange Act of 1934.  No such plans were in place as of April 23, 2021.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued under our equity compensation plans as of December 31, 2020:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and vesting of restricted stock units and restricted shares (1)	(b) Weighted- average exercise price of outstanding options (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by security holders	1,175,865	$2.38	5,485,779
Equity compensation plans not approved by security holders	—	—	—
Total	1,175,865	$2.38	5,485,779

(1)

This includes options to purchase 717,015 shares of common stock and 458,850 outstanding restricted stock units excluding 7,835 legally issued shares subject to repurchase related to the early exercise of options to purchase common stock.

(2)	The calculation of the weighted-average exercise price of outstanding options excludes stock underlying restricted stock units as such awards have no exercise price.
(3)

The number of shares reserved for issuance under the 2017 Plan is automatically increased on the first day of each fiscal year, for a period of not more than 10 years, beginning on January 1, 2018 and ending on January 1, 2027 in an amount equal to the lesser of (i) four percent (4%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (ii) if the Board acts prior to the first day of the fiscal year, such lesser amount (including zero) that the Board determines for purposes of the annual increase for that fiscal year. On January 1, 2021, the shares reserved for issuance under the 2017 Plan were increased by 707,916 shares, which is equal to 4% of the outstanding shares of common stock on December 31, 2020. In addition, the number of shares reserved for issuance under the 2017 Plan is increased from time to time in an amount equal to the number of shares subject to outstanding options under our 2012 Stock Incentive Plan (the “2012 Plan”) that are subsequently forfeited or terminate for any other reason before being exercised and unvested shares that are forfeited pursuant to the 2012 Plan.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the number of shares of common stock beneficially owned on April 6, 2021 by:

•	each person who is known by us to beneficially own 5% or more of our common stock;
•	each of our named executive officers and directors; and
•	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with SEC rules. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 17,770,130 shares of common stock outstanding at April 6, 2021. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 6, 2021, the Record Date for the Annual Meeting. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Except as otherwise set forth below, the address of each beneficial owner is 2550 N. First Street, #550, San Jose, California 95131.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors:
Fumihiro Kozato (2)	1,908,888	10.7%
Feng Kuo, Ph.D. (3)	3,404,622	19.1%
Fun-Kai Liu (4)	1,026,146	5.8%
Robert Cochran (5)	28,125	*
Yaichi Aoshima, Ph.D. (6)	35,625	*
Noriko Endo, Ph.D. (7)	1,458	*
Maureen A. Monahan (8)	—	*
Mark Voll (9)	55,541	*
All directors and executive officers as a group (8 persons)	6,460,405	35.9%
5% Stockholders:
DENSO International (10)	1,500,000	8.4%
Akiko Kozato	1,788,888	10.1%

* Beneficial ownership representing less than one percent

(1)

Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Unless otherwise indicated, shares are owned of record and beneficially by the named person.

(2)

Represents 1,818,888 shares of common stock held jointly by Mr. Kozato and Masako Kozato and 90,000 shares underlying an option to purchase common stock held by Mr. Kozato, which is exercisable within 60 days of April 6, 2021.

(3)

Consists of (a) 1,360,000 shares of common stock and 73,336 shares underlying an option to purchase common stock, which is exercisable within 60 days of April 6, 2021, held by Dr. Kuo; (b) 996,036 shares of common stock held by Emily Ku, Dr. Kuo’s daughter as of April 6, 2021, 250 shares are issuable pursuant to the vesting of restricted stock units prior to June 5, 2021, and 5,000 shares underlying an option to purchase common stock that may be early exercised, and (c) 970,000 shares of common stock held by Amanda Ku, Dr. Kuo’s daughter.

(4)

Consists of 995,000 shares of common stock and 23,646 shares underlying an option to purchase common stock held by Fun-Kai Liu, and 7,500 shares of common stock issuable pursuant to the vesting of restricted stock units prior to June 5, 2021.

(5)

Consists of 10,625 shares of common stock, 10,000 shares of common stock underlying an option to purchase common stock held by Robert Cochran, and 7,500 shares of common stock issuable pursuant to the vesting of restricted stock units prior to June 5, 2021.

(6)	Consists of 28,125 shares of common stock held by Dr. Aoshima and 7,500 shares of common stock issuable pursuant to the vesting of restricted stock units prior to June 5, 2021.
(7)	Consists of 1,458 shares of common stock issuable pursuant to the vesting of restricted stock units prior to June 5, 2021.
(8)	Ms. Monahan was granted 65,000 restricted stock units on November 4, 2020, 0 shares of which were vested prior to June 5, 2021.
(9)	As of April 6, 2021, 45,000 were owned in the form of JDS.
(10)	1,500,000 shares held by DENSO International America, Inc. The mailing address of DENSO International America, Inc. is 24777 Denso Mr., Southfield, MI 48033.

Report of the Audit Committee of the Board of Directors

The Audit Committee acts pursuant to a written charter that was adopted by the Board of Directors and became effective on January 27, 2016. Each member of the Audit Committee qualifies as “independent” under the current listing requirements of The New York Stock Exchange.

In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company’s internal control over financial reporting.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2020. The Audit Committee has also discussed with the independent registered public accounting firm, BDO USA, LLP, the matters required to be discussed by the auditing standards of the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Audit Committee

Robert Cochran (Chair)
Fun-Kai Liu
Noriko Endo, Ph.D.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. BDO USA, LLP has acted in such capacity since its appointment in 2015. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following table sets forth the fees billed by BDO USA, LLP for audit and other services rendered:

	Year Ended
	December 31,
	2020	2019
Audit Fees (1)	$542,200	$390,476
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$542,200	$390,476

(1)

“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements included in the Annual Report on Form 10-K, the review of the Company’s interim consolidated financial statements included in the Quarterly Report on Form 10-Q, and other services in connection with the regulatory filings.

(2)

“Audit-Related Fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” consist of fees billed for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” consist of fees billed for products and services provided by BDO USA, LLP that are not reported under “Audit Fees”, “Audit-Related Fees” or “Tax Fees”.

Pre-approval Policies and Procedures

Our Audit Committee maintains a policy to pre‑approve all audit and permissible non-audit services provided by our independent registered public accounting firm. All of the services provided were pre-approved to the extent required. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC. Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Stockholder ratification of the selection of BDO USA, LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and our stockholders.

The Board of Directors Recommends a Vote “FOR” the Ratification of BDO USA, LLP as our Independent Registered Public Accounting Firm.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, the Company believes that all reports were filed on a timely basis during the fiscal year ended December 31, 2020.

Stockholder Proposals for the 2022 Annual Meeting

If a stockholder wishes to present a proposal to be considered for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders, the proponent and the proposal must comply with our Bylaws and the proxy proposal submission rules of the SEC. One of the requirements for submitting proposals for the 2022 Annual Meeting of Stockholders is that the proposal is required to be received by our Secretary no later than December 25, 2021. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail - Return Receipt Requested.

A stockholder proposal not included in our proxy statement for the 2022 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the first anniversary of the date the proxy statement was provided to stockholders in connection with the preceding year’s annual meeting of stockholders; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting or the 10th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. The stockholder’s notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Other Matters

Your Board of Directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Annual Meeting, we urge you to vote by internet, or by signing and mailing the enclosed proxy or voting instruction form promptly.

By Order of the Board of Directors

Fumihiro Kozato

President and Chief Executive Officer

San Jose, California

April 23, 2021

Our Annual Report on Form 10-K for the year ended December 31, 2020 has been provided with this Proxy Statement. We will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of our common stock on the close of business on the Record Date, copies of exhibits to our Annual Report on Form 10-K. Written requests should be sent to: Investor Relations, Techpoint, Inc., 2550 N. First Street, #550, San Jose, California 95131. Our Annual Report on Form 10-K and exhibits are also available at www.sec.gov.

ANNUAL MEETING OF STOCKHOLDERS OF

TECHPOINT, INC.

June 3, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21723/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630000000000001000 5 060321

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- O Fumihiro Kozato
- O Feng Kuo
- O Fun-Kai Liu
- O Robert Cochran
- O Yaichi Aoshima
- O Noriko Endo (a.k.a. Noriko Tsujihiro)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratification of Appointment of BDO USA, LLP as Independent Registered Public Accounting Firm for Fiscal Year 2021.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.